Filing # 60984456 E-Filed 08/28/2017 10:29:04 AM

**IN THE CIRCUIT COURT**
**OF THE TWELFTH JUDICIAL CIRCUIT**
**IN AND FOR MANATEE COUNTY, FLORIDA**

**TCA12, LLC, a Florida limited liability company,**

**Plaintiff,**

**v.** **CASE NO.: 2016 CA 002844**

**MAJOR LEAGUE FOOTBALL, INC., a Delaware corporation,**

**Defendant.**

______________________________/

**MOTION FOR FINAL JUDGMENT AS TO COUNT I, POSSESSION**

**COMES NOW** the Plaintiff, TCA12, LLC, a Florida limited liability company (the "Plaintiff"), by and through its undersigned counsel and files this "Motion for Final Judgment as to Count I, Possession" (the "Motion") pursuant to Rule 1.500(e) *Fla. R. Civ. P.* (2017) and §83.231 *Fla. Stat.* (2017) against the Defendant, MAJOR LEAGUE FOOTBALL, INC., a Delaware corporation (the "Defendant"), and as grounds therefore states as follows:

1. On or about August 2, 2016, the Plaintiff and the Defendant entered into a binding and enforceable stipulation for the entry of a final judgment of possession (the "Stipulation") of the real property at issue in this complaint, a/k/a 6230 University Parkway, Suite 301, Manatee County, Florida 34240 ("Property"). A true and correct copy of the signed Stipulation is attached hereto and incorporated herein by reference as **Exhibit "A."**

2. The Stipulation allows for the entry of a final judgment of possession immediately and without further notice to the Defendant.

**WHEREFORE**, the Plaintiff respectfully requests that this Court enter a final judgment in favor of the Plaintiff and against the Defendant as to County I and hereby awards the Plaintiff

immediate possession of the Property, order the Clerk of Court for Manatee County to issue a writ of possession to the Sheriff of Manatee County describing the Property and commanding the Sheriff to put the Plaintiff in possession of the same, award attorney's fees and costs to the Plaintiff, and reserve jurisdiction to enter such other and further relief against the Defendant and in favor of the Plaintiff that this Court deems just and appropriate.

Date this 28th day of August, 2017.

Respectfully submitted,

**GRIMES GOEBEL GRIMES HAWKINS GLADFELTER & GALVANO, P.L.**

/s/ Derin Parks
**DERIN PARKS, ESQUIRE**
Florida Bar No. 16864
1023 Manatee Avenue West
Bradenton, FL 34205
(941)748-0151
Counsel for Plaintiff

**CERTIFICATE OF SERVICE**

**I HEREBY CERTIFY** that a true copy of the foregoing has been furnished by email (dan@danpolicastrolaw.com; office@danpolicastrolaw.com; dpolicastro@yahoo.com) to: Daniel P. Policastro, Esquire, Law Office of Dan Policastro, P.L., Attorney for Defendant on this 28th day of August, 2017.

/s/ Derin Parks
**DERIN PARKS, ESQUIRE**

IN THE CIRCUIT COURT
OF THE TWELFTH JUDICIAL CIRCUIT
IN AND FOR MANATEE COUNTY, FLORIDA

TCA12, LLC, a Florida limited liability company,

Plaintiff,

v. CASE NO.: 2016 CA 002844

MAJOR LEAGUE FOOTBALL, INC., a Delaware corporation,

Defendant.

_______________________________/

**STIPULATION FOR ENTRY OF FINAL JUDGMENT OF POSSESSION**

Plaintiff, TCA12, LLC, and Defendant, MAJOR LEAGUE FOOTBALL, INC., by and through their respective undersigned counsel, hereby stipulate and agree as follows:

1. Plaintiff is entitled to Final Judgment in its favor as to Count I, Possession.

2. Defendant hereby waives any and all defenses to Count I, consents to this Court's entry of the Final Judgment of Possession attached hereto and incorporated herein by reference as **Exhibit "A,"** and agrees to the entry of a Final Judgment of Possession at any future Uniform Motions Calendar without further notice.

3. Signatures of the undersigned transmitted by facsimile or email shall be deemed to be their original signatures for all purposes.

***Remainder of page intentionally blank. Signatures on following page.***

EXHIBIT
A

**GRIMES GOEBEL GRIMES HAWKINS GLADFELTER & GALVANO, P.L.**

**DERIN PARKS, ESQUIRE**
Florida Bar No. 0016864
1023 Manatee Avenue West
Bradenton, Florida 34205
Email: dpeservice@grimesgoebel.com
(941) 748-0151
(941) 748-0158 *facsimile*
Attorney for Plaintiff

**LAW OFFICE OF DAN POLICASTRO, PL**

**DANIEL P. POLICASTRO, ESQ.**
Florida Bar No. 100788
355 W. Venice Avenue
Venice, FL 34285
Email: dan@danpolicastrolaw.com
(813) 876-3113
(813) 871-9202 *facsimile*
Attorney for Defendant

**CERTIFICATE OF SERVICE**

**I HEREBY CERTIFY** that a true copy of the foregoing has been furnished by email (dan@danpolicastrolaw.com; office@danpolicastrolaw.com; dpolicastro@yahoo.com) and facsimile (941) 485-8163 to: Daniel P. Policastro, Esquire, Law Office of Dan Policastro, PL, Attorney for Defendant, on this ____ day of August, 2016.

**GRIMES GOEBEL GRIMES HAWKINS GLADFELTER & GALVANO, P.L.**

/s/ Derin Parks
**DERIN PARKS, ESQUIRE**
Florida Bar No. 0016864
1023 Manatee Avenue West
Bradenton, Florida 34205
Email: dpeservice@grimesgoebel.com
(941) 748-0151
(941) 748-0158 *facsimile*
Attorney for Plaintiff